Restricted Stock Units ("RSUs") Awards	12 Months Ended
Dec. 31, 2024
Restricted Stock Units ('RSUs') Awards [Abstract]
Restricted Stock Units ("RSUs") Awards

25	Restricted Stock Units ("RSUs") Awards
The Group has granted RSUs to its executives and employees as part of a long-term Employee Incentive Plan ("Plan"). The Board is charged with determining who receives awards, granting awards and setting terms and conditions. They also have the ability to delegate these powers to other committees or officers of Super Group.
The total shares available to award under the Plan is 43,312,150 (“Share Reserve”). The Share Reserve may increase by 3% annually through January 1, 2031. The Share Reserve is a limit on the number of shares that may be issued from awards that were granted under this Plan and does not limit the granting of awards. The Company will keep available at all times the number of shares reasonably required to satisfy its obligations to issue shares pursuant to such awards. Shares issued under the plan will be new shares.
RSUs are subjected to vesting, issuance and forfeiture conditions. Certain awards granted to date by the Group have a 3-year vesting period, in which 1/3 of the RSUs vest on each of the first, second and third anniversaries of the Vesting Commencement Date, subject to the plan participant continuously remaining at the Group, save in the event of death.
The shares provided under the RSUs awards are entitled for dividend rights and will be settled upon vesting. No rights of a shareholder are given to RSU holders until the RSUs are settled in shares of the Company.
The table below illustrates the number and weighted average exercise prices (WAEP) of, and movements in, shares awarded during the year as at December 31, 2024:

	Number	WAEP ($)
Outstanding as at January 1, 2022	—
Granted during the year	8,375,062	6.27
Vested during the year	(2,094,504)	7.00
Terminated during the year	(342,500)	7.00
Outstanding as at January 1, 2023	5,938,058	5.97
Granted during the year	2,812,238	3.32
Vested during the year	(2,838,248)	5.84
Terminated during the year	(765,365)	5.97
Outstanding as at December 31, 2023	5,146,683	4.60
Granted during the year	1,870,884	3.42
Vested during the year	(3,456,917)	5.03
Terminated during the year	(451,988)	5.19
Outstanding as at December 31, 2024	3,108,662	3.33
The weighted average remaining contractual life for the shares outstanding as at December 31, 2024 was 1.7 years (2023: 1.5 years) (2022: 1.6 years). The remaining contractual life is calculated with reference to the remaining vesting period at year end.
The number of RSUs vested for which shares were not yet issued as at December 31, 2024 was N.A - no amount to disclose (2023: 2,011,623) (2022: N.A - no amount to disclose).
The RSU expense, excluding payroll taxes, for the year ended December 31, 2024 was €10.3 million (2023: €16.8 million) (2022: €24.3 million, including a once-off RSU expense of €23.1 million related to awards following the Transaction). The total fair value of the RSUs vested, calculated using the fair value on grant date, during the year ended December 31, 2024 was €18.6 million (2023: €7.5 million) (2022: €5.9 million).
The total compensation cost related to outstanding RSUs that will be incurred in the future as of December 31, 2024, including payroll and employee income tax, was €5.9 million (2023: €11.1 million) (2022: €23.4 million). The unrecognized expense is expected to be recognized over a weighted average period of 1.4 years (2023: 1.1 years) (2022: 1.3 years). The weighted average period is calculated with reference to the remaining number of calendar years at year end.